Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.23AY

SIXTY-FIRST AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This SIXTY-FIRST AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Amendment Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, the parties wish to extend the Processing and Print and Mail Term provided in Section 18 entitled TERM of the Agreement as well as other terms and conditions.

NOW THEREFORE, in consideration of the mutual promises set forth in the Agreement and in this Amendment, CSG and Customer agree to the following amendment of the Agreement as of the Amendment Effective Date unless another date is otherwise specified herein:

CSG and Customer agree as follows as of the Amendment Effective Date:

1.	Section 15, entitled COMPLIANCE, is hereby amended by adding the following as Sections (d) and (e):

(d)

CSG acknowledges and agrees that it will have access to certain data and information relating to end users of the Customer Services, including, without limitation, Customer’s Customer Lists and Information.  CSG shall not use, sell, rent, transfer, distribute, or otherwise disclose or make available Customer’s Customer Lists and Information for CSG’s own purposes (including marketing) or for the benefit of anyone other than Customer and to perform the Services and provide the Products  provided in the Agreement.  CSG shall restrict access to Customer’s Customer Lists and Information to those of its employees, third party contractors and agents who have a need to have access to such information to perform the Services and provide the Products provided in the Agreement.  CSG is responsible for and shall ensure compliance with the Agreement by all of its employees, contractors, service providers and agents doing work in support of the Services.  CSG shall maintain and secure any Customer Lists and Information in electronic data format using security measures that meet or exceed the then-current ISO/IEC 27002 information security controls standard.  Any collection, maintenance, disclosure or use of the Customer’s Customer Lists and Information shall be undertaken by CSG (i) in compliance with any applicable laws (domestic or foreign) governing the collection, maintenance, transmission, dissemination, use and destruction thereof, including specifically the subscriber privacy provisions of the Cable Communications Policy Act of 1984, as amended (47 U.S.C. § 551), and any and all other applicable laws or regulations, including, but not limited to, the Electronic Communications Privacy Act, 18 U.S.C. § 2701 et seq., Cal. Penal Code § 637.5, any state and/or federal security breach notification laws; and (ii) in compliance with the then-current Payment Card Industry Data Security

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Standards, to the extent the recipient has access to any of Customer’s subscriber’s payment card information.

CSG shall notify Customer as **** ** ********** *********** ***** **** ********* ******** and ************ ***** *** ******* ***** ** * **** ****** (but in ** ***** ***** than ******** by ********** *** and to support Customer compliance with applicable law), and take other actions in the event of a Data Breach to ******** ****** the Data Breach and secure the Customer’s Customer Lists and Information.  CSG will reasonably cooperate with Customer and any relevant governmental authorities in any investigation of a Data Breach, which includes without limitation reasonably providing Customer with the necessary facts and information to investigate and assess the Data Breach Incident excluding information which CSG’s Chief Information Security Officer reasonably determines would compromise the security of CSG’s system or the confidentiality of another customer’s data, but in any event CSG and its Chief Information Security Officer will work to support Customer efforts to investigate, assess and resolve the Data Breach Incident. CSG shall return or securely destroy any Customer’s Customer Lists and Information in its possession at any time within a commercially reasonable time upon request by Customer.  “Data Breach” means an ********** in which the ************ ********** or ************ ***** of ********** ******** ***** or *********** occurs from facilities, systems, servers, devices, files or other locations or items owned by or under the control of CSG, its Affiliates or their employees, agents or contractors in a manner not permitted by this Agreement.  Where required by law, Customer shall obtain the appropriate consents from its subscribers prior to any collection, use, and disclosure to CSG of Customer’s Customer Lists and Information.  For purposes of this section, “Customer Services” means any Customer Content, Merchandise or other goods, products or services promoted or made available for trial, rental, sale or license by or through Customer or its Affiliates that access or use any feature or function on or through the Ascendon System or related Ascendon Services.  Customer Services may be sold, rented or licensed in a variety of forms and models, including by way of example only, subscriptions (e.g., daily, weekly, monthly, quarterly, etc.), on demand, electronic sell-through and/or digital download.

(e)

CSG, at its **** **** *** *******, shall cause a reputable independent auditor to conduct a SSAE 18 SOC 1 audit that results in a report that both describes an organization’s description of controls at a specific point in time and includes detailed testing of those controls over a minimum twelve (12) month period, or any replacement or successor audit standard or process (“SSAE 18 SOC 1 Audits”), and to prepare and deliver to Customer full and complete copies of written reports (each, a “Type II Report”) prepared following such audits as follows:  The Type II Report must (a) cover, at a minimum, a twelve (12) month period (the “Type II Report Period”), and (b) be provided no less often than once annually, with each such Type II Report due to Customer within (75) days after the last day of the Type II Report Period. CSG shall provide to Customer within a ********** ****** ** ****, *** ** ****** ****** (**) ****, after the end of each such fiscal year for the period between the date of the last report and the end of such fiscal year a letter identifying changes, if any, in the control processes since the date of the last Type II Report delivered to Customer. All SSAE 18 SOC 1 Audits conducted by CSG pursuant to this Section shall include (w) a review of the design and operating effectiveness of all of CSG’s internal controls as they relate to the Services, (x) the processing location responsible for providing the Services, and (y) shall be applicable to the controls placed in operation and tests of operating effectiveness of the Products and Services.  In the event CSG conducts a SSAE 18 SOC 2 audit for any of the Products and Services provided to Customer, CSG agrees to make such audit report available to Customer in the manner provided for in this subsection for a Type II Report unless mutually agreed otherwise.

2.	Section 18, entitled TERM, is deleted in its entirety and replaced with the following:

18. TERM

(a)  Term.  This Agreement shall remain in effect until the latest to occur of the expiration or earlier termination of (i) the Print and Mail Term, or (ii) the Processing Term (each as defined below).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(b)

Print and Mail Term.  CSG’s obligation to provide, and Customer’s agreement to purchase, the Print and Mail Services described in Exhibit A-3 (the “Print and Mail Services”) shall remain in effect until December 31, 2021 (the “Print and Mail Term”) unless earlier terminated pursuant to the Agreement.  The term for any specific license for any Products related to the Print and Mail Services shall expire or terminate upon the expiration or termination of any period during which CSG is required to provide Termination Assistance (as defined in Section 20 below) with respect to the Print and Mail Services including, but not limited to, any such period that may occur following the Print and Mail Term or any Print and Mail Renewal Term.

(c)

Processing Term. CSG’s obligation to provide, and Customer’s agreement to purchase, the Services and Products described in Schedules A and B (collectively “Processing Services”) shall remain in effect until December 31, 2021 (the “Processing Term”), unless terminated earlier in accordance with  the Extended Agreement Option Amendment.  The term for any specific license for any Products related to the Processing Term shall expire or terminate upon the expiration or termination of any period during which CSG is required to provide Termination Assistance with respect to the Processing Services, including, but not limited to, any such period that may occur following the Processing Term.

3.	Section 17, entitled NO CONSEQUENTIAL DAMAGES/LIMITATION OF LIABILITY, is deleted in its entirety and replaced with the following:

17. NO CONSEQUENTIAL DAMAGES/LIMITATION OF LIABILITY.  UNDER NO CIRCUMSTANCES WILL EITHER PARTY OR THEIR AFFILIATES BE LIABLE FOR ANY DAMAGES OTHER THAN THE FOLLOWING UNDER A AND B BELOW (COLLECTIVELY “CLAIMS”):

A.DIRECT DAMAGES, OR

B.******** ******* ********** **** ** ******* **** *** ** ***** ************ ********** ** ********** ******** ***** *** *********** ** **** ************ ********** *** **** ****** ** ***.

****** ** *** ***** ** ****** * *****, NEITHER PARTY SHALL BE LIABLE FOR DAMAGES SUCH AS CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR OTHER LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON THE OTHER PARTY’S CLAIMS OR THOSE OF THEIR AFFILIATES (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, DELIVERABLES, OR SERVICES, THIRD-PARTY SOFTWARE, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE OR ANY LIABILITY ARISING AS A RESULT OF ANY SECURITY BREACH CLAIM.  FOR PURPOSES OF THIS SECTION 17 NO CONSEQUENTIAL DAMAGES/LIMITATION OF LIABILITY, A SECURITY BREACH CLAIM SHALL MEAN THE UNAUTHORIZED DISCLOSURE OF CUSTOMER’S CUSTOMER LIST AND INFORMATION OR DAMAGES TO CUSTOMER ARISING AS A RESULT OF CSG’S VIOLATION OF THE TERMS PROVIDED IN SECTION 15 (d), 15 (e) AND 21 RELATED THERETO.  THE ********* ********* **** *** *** *** *********** ** *** *** ***** *** ******** *** *** *********** ** *** ***** ***** *** ***** **** ******* ** *** ****** ***** ******** ** * ***** ******** **** ***** *** ****** $*********** (*** ******* ******* *******) (*** “***”).  CUSTOMER AND CSG AGREE, IN THE EVENT THE AMOUNT OF TOTAL FEES UNDER THE AGREEMENT PAID BY CUSTOMER IN ANY CONTRACT YEAR IS $************* (****** *******) OR ****, THE *** FOR THE *********** ********** ******** **** SHALL BE ***** ** *** ***** *** ****** OF **** ******** **** *** *** ********* ******** ****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

DESPITE THE FOREGOING EXCLUSIONS AND LIMITATIONS, THIS SECTION 17, INCLUDING, BUT NOT LIMITED TO, THE CAP, SHALL NOT (I) APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY, (II) APPLY TO THE EXTENT THAT THE LIABILITY ARISES OR RESULTS FROM FRAUD OR (III) BE CONSTRUED OR APPLIED SO AS TO LIMIT OR REDUCE:

1.	****** ******* *********** ** *** ***** *** ********* ** ******** ** *** ***** *********;

2.	****** ******* ********* ** ********** **** ******* ********* **** ********* ** ******** ******** ****** ** ******** ******; OR

3.

*** ***** *************** ***********, INCLUDING, BUT NOT LIMITED TO, THE *************** *********** *** ***** ** ******* ** (*********) OR ******* ** (***************).  HOWEVER ANY *************** ********** UNDER ******* ** (*) and (*) (**********) OR ** (***************) FOR A ******** ****** ***** ** ******* ** ***.

****** *** ****** ******** ***** ******* ** (*********) OR ******* ** (***************), NEITHER PARTY MAY BRING A CLAIM AGAINST THE OTHER MORE THAN ****** (**) ****** FOLLOWING THE END OF: (X) THE PROCESSING TERM IF SUCH CLAIM PERTAINS SOLELY TO THE PROCESSING SERVICES OR FEES THEREFOR; OR (Y) THE PRINT AND MAIL TERM IF SUCH CLAIM PERTAINS SOLELY TO THE PRINT AND MAIL SERVICES OR PRINT-AND-MAIL-RELATED PRODUCTS, OR FEES THEREFOR.

FOR ANY *************** ********** OF CSG UNDER ******* ** (***************) FOR A ******** ******, CUSTOMER SHALL HAVE THE ***** TO ****** THE ***** WITH ******* ** *** ****** AT ***** *******, ******* ** *** ***; PROVIDED, HOWEVER, THAT IF ******** ********* **** ***** *** *** ** ******* ****** ** ******** ***** ** ****** ******* ** **** ***** (AN “********* ********** ********”).  IF CSG MAKES AN ********* ********** ********, THE *** ***** ** ****** ***** TO THE ******** ***** FOR WHICH SUCH ********* ********** ******** ** ****.

4.	Section 19, entitled TERMINATION, subsection (f) is deleted in its entirety and replaced with the following:

(f)  Reserved

5.	Section 21, entitled CONFIDENTIALITY, is deleted in its entirety and replaced with the following:

21.	CONFIDENTIALITY.

(a)

Definition.  Customer and CSG may reveal to each other information relating to each other’s business, the Products, Services and any third-party software provided hereunder, which is confidential (the “Confidential Information”), and Customer acknowledges that confidentiality restrictions are imposed by CSG’s licensors or vendors.  Confidential Information shall include, but not be limited to, all of Customer’s and CSG’s trade secrets, and all know‑how, design, invention, plan or process and Customer’s data and information relating to Customer’s and CSG’s respective business operations, services, products, research and development, CSG’s vendors’ or licensors’ information and products, Customer’s Customer Lists and Information and all other information that is marked “confidential” or “proprietary” prior to or upon disclosure, or which, if disclosed orally, is identified by the disclosing party at the time as being confidential or proprietary, or would logically be considered confidential by virtue of its relation to the subject matter hereof.  Customer’s “Customer Lists and Information” shall mean any information about a subscriber maintained by CSG, which can be used to distinguish, trace or

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

identify an individual’s identity, including personal information which is linked or linkable to an individual (e.g. name, date of birth, address), which is also commonly referred to as PII.  Customer’s Customer Lists and Information shall be treated separately from Confidential Information with regard to CSG’s liability which shall be subject to a Security Breach Cap as provided in Section 17 of the Agreement.

(b)

Restrictions.  Each party shall use its best efforts to maintain the confidentiality of such Confidential Information and not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, without the prior written consent of the disclosing party.  CSG shall use its best efforts to protect Customer’s Customer Lists and Information, and shall, in any event, protect such lists with no less than the same level of care as it utilizes to protect its own customer lists.  CSG shall not reveal any Customer Lists and Information to any third party without the express prior written consent of Customer, which Customer may withhold in its absolute discretion for any reason or for no reason at all.  Each party shall use the Confidential Information solely for purposes of performing its obligations under this Agreement and for absolutely no other purpose.  Each party shall indemnify the other for any loss or damage the other party may sustain as a result of the wrongful use or disclosure by such party (or any employee, agent, licensee, contractor, assignee or delegate of the other party) of its Confidential Information. Both parties recognize that Customer’s Customer Lists and Information represent valuable information of Customer and breach of the obligations of confidentiality will result in substantial likelihood of irreparable harm and injury to Customer for which monetary damages would be an inadequate remedy, and which damages would be difficult to measure.  Accordingly, CSG agrees that Customer shall have the right, in addition to any other remedies available, to obtain immediate injunctive relief, as well as other equitable relief allowed by a court of competent jurisdiction.  Neither party will allow the removal or defacement of any confidentiality or proprietary notice placed on the other party’s documentation or products.  The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

(c)

Disclosure.  Neither party shall have any obligation to maintain the confidentiality of any Confidential Information which; (i) is or becomes publicly available by other than unauthorized disclosure by the receiving party; (ii) is independently developed by the receiving party; or (iii) is received from a third party who has lawfully obtained such Confidential Information without a confidentiality restriction.  In the event disclosure of a Customer List and Information occurs as a result of an individual’s access to CSG’s system through Customer’s systems, CSG shall not be liable.  If required by any court of competent jurisdiction or other governmental authority, the receiving party may disclose to such authority, data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority, provided that the receiving party shall first have used its commercially reasonable efforts to obtain a protective order or other protection reasonably satisfactory to the disclosing party sufficient to maintain the confidentiality of such data, information or materials.  In any such event, the receiving party shall disclose only that portion of such Confidential Information as is legally required to be furnished in its reasonable opinion.  If an unauthorized use or disclosure of Confidential Information occurs, the parties will take all steps which may be available to recover the documentation and/or products and to prevent their subsequent unauthorized use or dissemination.

(d)

Limited Access.  Each party shall limit the use and access of Confidential Information to such party’s bona fide employees, agents and third-party vendors, including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving party’s business and who agree to comply with the use and non-disclosure restrictions applicable to the products and documentation under this Agreement; provided, however, that in no event shall CSG provide access to such information to a Competitor (as defined in Section 29).  If requested, the receiving party shall cause such individuals to execute appropriate confidentiality agreements in favor of the disclosing party. Each party shall notify all employees and agents who have access to Confidential Information or to whom

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

6.	Section 24, entitled EXCLUSIVITY, is deleted in its entirety and replaced with the following:

24. EXCLUSIVITY.

(a)

During the Print and Mail Term and the Processing Term, the parties agree, except as otherwise provided in this Agreement, CSG shall be Customer’s sole and exclusive provider of the Processing Services and the Print and Mail Services (collectively, the “Exclusive Services”) for all Residential Subscribers other than Purchased Subscribers.  A “Residential Subscriber” means an Active Subscriber that resides in a Residential Location and: (a) has a satellite antenna installed at such Residential Location (a “Satellite Antenna”); (b) has a DISH branded satellite receiver installed at such Residential Location (a “Receiver” and, together with a Satellite Antenna, the “Customer DBS Equipment”); and (c) uses such Customer DBS Equipment at the Residential Location to receive direct-to-home satellite multi-channel television and video services provided by Customer.  A “Residential Location” means a single-family, residential dwelling (i.e., single-family houses, apartments, condominiums or other dwellings used primarily for residential purposes); for the sake of clarity, in no case shall any location at which a satellite master antenna television, private cable or similar programming reception system is installed be considered a Residential Location.  “Purchased Subscribers” means those subscribers purchased by Customer from a third party that is not an Affiliate of Customer and whose customer interaction management and related billing products and/or print and mail services are being provided by a third party that is not an Affiliate of Customer at the time of such acquisition.  Should Customer use Exclusive Services for Purchased Subscribers, they shall be considered Active Subscribers subject to the terms of this Agreement.  Customer agrees in no event shall the presence of Purchased Subscribers relieve Customer of the exclusivity obligations contained herein which are applicable to Active Subscribers.  If Customer sells, assigns or otherwise transfers Active Subscribers to a third party that is not an Affiliate of Customer, the parties agree that CSG shall be the sole and exclusive provider of Exclusive Services for such transferred Active Subscribers.  Should Customer use Exclusive Services hereunder for Purchased Subscribers, they shall be considered Active Subscribers subject to the terms of this Agreement.

(b)

In the event of a breach of this Section, Customer agrees to pay, in addition to all other amounts then due and owing to CSG, an amount equal to any additional amounts that CSG would have been entitled to receive under this Agreement had Customer not breached or violated this Section, and Customer shall use its commercially reasonable efforts to cure such violation or breach as soon as is practicable.  In addition, Customer agrees to notify CSG within a commercially reasonable time of Customer’s discovery that it is not in compliance with the terms of this Section 24, Exclusivity, of this Agreement.  Said notice shall include the number of additional subscribers and the date when they were acquired by Customer.  Further, the parties agree CSG shall not terminate this Agreement for a breach of this section, unless Customer has not made payment in accordance with Section 2. (a) Payment; Offset of this Agreement within a commercially reasonable period of time.

7.

Customer Commitment to Additional Products and Services.  Customer agrees to purchase an incremental amount of CSG Products and Services, which are not provided under the Agreement as of August 15, 2017, pursuant to an applicable Amendment or Statement of Work (the “Additional Customer Product and Service Commitment”) with a minimum aggregate price of *** ******* ******* ($*********) (the “Minimum Customer Purchase Obligation”) during contract years ****, ****, **** and ****.  A purchase will be included in a given contract year as provided in the mutually agreed Amendment or Statement of Work as applicable.    All payments due from Customer under any such Amendments and Statements of Work as applicable, including, by way of example and not limitation, service fees, license fees, installation fees and development fees, will be counted against the Minimum

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Customer Purchase Obligation for the relevant calendar year as specified in the applicable Amendment or Statement of Work.  Customer agrees that if, during any calendar year in which Customer is required to purchase a minimum amount of Additional Customer Product and Service Commitment, Customer fails to purchase Additional Customer Product and Service Commitment with aggregate purchase prices of at least *** ******* ******* ($*********), Customer shall pay to CSG, in addition to the purchase price for those Additional Customer Product and Service Commitment it has purchased in the relevant calendar year (the “Actual Purchase Amount”), an amount equal to the difference (a “Difference Payment”) between *** ******* ******* ($*********) and the Actual Purchase Amount. If Customer terminates a Statement of Work for the purchase of Additional Customer Product and Service Commitment for reasons other than failure of the relevant Additional Customer Management Services to comply with an applicable warranty under this Agreement or the relevant Statement Work or breach by CSG of this Agreement or the relevant Statement of Work, any amount payable for such terminated Additional Customer Product and Service Commitment that Customer does not pay as a result of such termination and that was included in the Actual Purchase Amount will be added to the Difference Payment payable by Customer for the relevant calendar year.  Customer and CSG agree that any fees paid in excess of the Minimum Customer Purchase Obligation in a given contract year shall not be applied against any subsequent year. CSG agrees to negotiate the terms of each Additional Customer Product and Service Commitment in good faith, including, by way of example and not limitation, negotiation of applicable fees in good faith.  In addition, CSG agrees to provide sufficient resources to implement any Additional Customer Product and Service Commitment in accordance with the terms of an applicable Amendment and Statement of Work.

8.	Schedule F, “FEES”, CSG SERVICES, Section I.B entitled “Guaranteed Fees”, is deleted in its entirety and replaced with the following:

B.  Guaranteed Fees and Monthly Subscriber Minimums

Guaranteed Fees:

For purposes of this Agreement, “Fully De-converted” shall mean Customer is not currently using CSG’s Products and Services to track billing-related activity for Active Subscribers nor is Customer entering new data into CSG’s system.  For purposes of clarification, Fully De-converted shall exclude (i) any such use by the Customer using read-only on-line access, for which Customer will be charged separately under Section I.E.6.b under CSG SERVICES, and (ii) any such use in connection with the processing of accounts using data provided by a processor system other than one owned by CSG solely for the provision of Print and Mail Services.

During each ***** of the Processing Term, Customer shall be responsible for paying CSG the ******* Active Subscriber Charge for Products and Services incurred during such ***** set forth in this Schedule F (the “******* Active Subscriber Charge”).  The parties have mutually agreed upon the ******* Active Subscriber Charge to be provided hereunder based upon certain assumed volumes of processing activity, and the Processing Term.

Customer acknowledges and agrees that the fees provided in this Section I.B. entitled Guaranteed Fees, (the “Guaranteed Fees”) are based upon a reasonable estimation of the actual damages that CSG would suffer if CSG were to fail to receive the amount of business contemplated by this Agreement.  Customer acknowledges and agrees that, without the certainty of revenue promised by the commitments set forth in this Agreement and Exhibits A-1 and B-1 in particular, CSG would have been unwilling to provide the Products and Services at the fees set forth in the Agreement, including, but not limited to, this Schedule F.  Based upon the foregoing, Customer agrees that, except as otherwise provided in the Agreement, upon Customer being Fully De-converted, and in addition to all other Undisputed amounts then due and owing to CSG, Customer will pay to CSG, as a contract discontinuance fee and not as a penalty, *** ******* ******* (***%) of the ******* Active Subscriber Charge for Products and Services that would have applied through the remainder of the Processing Term as though there had been no termination or breach, including any applicable adjustments for minimum commitments.  Therefore, in the event of *********** ** *** ********** ******** ** *** ***** ******** **(*) ******* (*) or ** ******** ***** ******* **(*), Customer shall pay to CSG as a discontinuance fee and not as a penalty, the Guaranteed Fees.  For the

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

avoidance of doubt, Guaranteed Fees shall be determined as of the **** ** *********** ******* *** ********* ********** ****.

******* Subscriber Minimums:

Customer agrees to process a minimum number of Active Subscribers per ***** (the “Subscriber Minimum”) with CSG in accordance with the table below.  Should Customer’s ******* Active Subscriber count fall below the ******* Subscriber Minimum *** * ****** ** ***** (*) *********** ******* ****** at any time during the Processing Term, then, in addition to amounts due and owing for the actual number of Active Subscribers processed by CSG, Customer shall be invoiced for the number of subscriber accounts required to meet the Subscriber Minimum multiplied by the then current ******* Active Subscriber Charge.

Calendar Year	Subscriber Minimum
****	*********
****	*********
****	*********
****	*********

9.

Schedule F, “FEES”, CSG SERVICES, Section I.A. entitled “******* Processing Fee for Non-Rated Video and Non-Rated High-Speed Data Services” (also referred to as the Monthly Active Subscriber Charge) shall be deleted in its entirety and replaced with the following:

A.	******* Active Subscriber Charge for Non-Rated Video and Non-Rated High-Speed Data Services (per Active Subscriber) (Note 2):

Description of Item/Unit of Measure	Frequency	Fee
1.Processing Year 2018 (per ****** **********) (Note 1)	*******	$******
2.Processing Year 2019 (per ****** **********) (Note 1)	*******	$******
3.Processing Year 2020 (per ****** **********) (Note 1)	*******	$******
4.Processing Year 2021 (per ****** **********) (Note 1)	*******	$******

Note 1: Should Customer’s ******* Active Subscriber count fall below the ******* Subscriber Minimum *** * ****** ** ***** (*) *********** ******* ****** at any time during the Processing Term, then, in addition to amounts due and owing for the actual number of Active Subscribers processed by CSG, Customer shall be invoiced for the number of subscriber accounts required to meet the ******* Subscriber Minimum multiplied by the then current ******* Active Subscriber Charge during the period of any shortfall.

Note 2: Section 4- INCREASE IN FEES of the Agreement shall NOT apply to the Monthly Active Subscriber Charge.

10.

CSG and Customer agree all previously purchased or acquired IOT MIPS and IOT DASD, as of the Amendment Effective Date, shall be replaced by the number of IOT MIPS and IOT DASD provided in this Amendment.  Therefore, CSG and Customer agree the Agreement shall be amended to provide new IOT MIPS or IOT DASD in the “Listing of Products and Services to be provided to Customer by CSG in consideration of the Monthly Active Subscriber Charge”, as set forth in Schedule F, “FEES”, CSG SERVICES, Section I.C. by deleting item 2 in its entirety and replacing it with the following:

2.  IOT MIPS capacity of *** **** and *** **** ******** of *** *********.  Additional capacity to be determined under Exhibit A-5, Integrated Operations Testing Environment for the fees provided in Schedule F.

11.

CSG and Customer agree all previously purchased or acquired MIPS for production processing and all future MIPS unless otherwise agreed in writing, as of the Amendment Effective Date, shall be replaced by the number of MIPS provided in this Amendment.  As a result, CSG and Customer agree, the following services shall be bundled and incorporated in the ******* Active Subscriber Charge and thus shall no longer be invoiced separately to Customer.  CSG and Customer agree as a result, “Listing of Products and Services to be provided to Customer by CSG in consideration of the ******* Active Subscriber Charge”, as set forth in Schedule F, “FEES”, CSG SERVICES, Section I.C. shall be amended to include the following:

38.	MIPS for production processing (calculated pursuant to Exhibit A-1, Section 9).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

12.

As a result, Schedule F, “FEES”, CSG SERVICES, Section I, entitled “Processing,” subsection G entitled “Integrated Operations Testing Environment for QT05 and QT07” shall be deleted in its entirety and replaced with the following:

G.Integrated Operations Testing Environments for regions QT04, QT05 and QT07

Description of Item/Unit of Measure	Frequency	Fee
1.Integrated Operations Testing Environment for environments QT04, QT05 and QT07
a)IOT MIPS capacity (Additional Capacity shall be as determined in Exhibit A-5 for the fees provided in Schedule F)	*******	******** ** *** ******* ****** ********** ******
b)IOT DASD Capacity (Additional Capacity shall be as determined in Exhibit A-5 for the fees provided in Schedule F)	*******	******** ** *** ******* ****** ********** ******
c)Allocation of CSG Hardware/Software (Note 2)	*******	$***********
d)******* Support (Note 1)	*******	*** ******* *-**** (***)
2.Additional allocation of CSG Hardware/Software	*** *******	*****
3.Build out IOT regions	*** *******	*****

Note 1: ******* support of the IOT environment will be provided on a time and materials basis using ASH.

Note 2: For clarification purposes, the Allocation of CSG Hardware/Software ******* fee includes $*********** for QT05/07 (per the Twenty-fourth Amendment to the Agreement, CSG document number 2311983, executed on June 6, 2012) and the additional $*********** fee has been allocated for the support of SLBOS, ENI and Customer Profile added to QT04 by means of such Amendment.

13.	Exhibit A-1, Section 9 entitled “MIPS Calculation” of the Agreement shall be deleted in its entirety and replaced with the following:

9.

MIPS Production Processing Calculation.  The MIPS provided to Customer by CSG shall be ***** MIPS per *** ******* ******** (*******) ****** *********** (as defined in Schedule F) per ***** (“MIPS Base”), which includes MIPS for production processing.  In the event ******** ******* *** **** **** *** ********* ******* ***** *****: (1) ** ******* ** *** ***** ********** **** ***** ** ****** *** **** **** ****** ***** may notify the other as provided herein and take subsequent actions as provided herein; or (2) if ********** ************* ***** ** *** ******** ******* (i.e., ******** *******) ****** ***** ** *** **** ** ****** *** **** **** *** **** ******* ***** **** ********* ** ********** ******** **********, then: (a) at CSG’s discretion, Customer can exceed the MIPS Base *** ** ********** ****; or (b) if CSG does not elect option (a), the parties shall negotiate in good faith an amendment to bring to resolution, which may include incremental fees; provided that if the parties are unable to agree on any such amendment, Customer shall be invoiced and pay the fees as provided in Schedule F, however the foregoing shall not require CSG to provide additional MIPS to Customer and in such event Customer shall not be required to pay additional fees. In the event either Party notifies the other of a *** *********** ****** ************ ************ ** ******** ******* ***** ********* ********** **** ***********, CSG and Customer shall review the additional MIPS utilization and, if such ******** ** * ****** ** * *** ****** *********** ** ******** ******* *** ***** ******** ********** **** **** ***** *** *** ******* *** ********* **** ***** and in the event CSG is unable to do so, CSG shall ******** *** **** **** ***********.  In the event Customer reduces its usage of MIPS, Customer shall not be entitled to any reduction in fees other than any fees payable for excess usage above the MIPS Base.

14.	Section 4, entitled “INCREASE IN FEES”, the first paragraph shall be deleted in its entirety and replaced with the following:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

4.	INCREASE IN FEES.

PROCESSING INCREASE IN FEES.  CSG shall not increase any of the fees for Processing Services specified in this Agreement prior to ******* *, ****.  Thereafter, during the Processing Term, upon ****** (**) ******** ***** prior written notice, CSG may increase fees for Processing Services annually by an amount equal to ***** ******* (***%).  Notwithstanding the foregoing, The ******* Active Subscriber Charge, as set forth in Schedule F, Section I.A entitled “******* Active Subscriber Charge for Non-Rated Video and Non-Rated High-Speed Data Services” ***** *** ** ********* ****** *** ********** ****, as the ****** *** *********** *** ***** ******** **** ******* **** ********** ****** *** ********* ** *** ******* ******, and thus, ** ****** ********** ** **** ** ********** *** ***** *****.

15.	Exhibit A-5, Section entitled “Integrated Operations Testing Environment” shall be deleted in its entirety and replaced with the following:

Integrated Operations Testing Environment.  The IOT Environment  is a cluster of regions dedicated to Customer for the purpose of testing, integration and development with ACP.  CSG will host the IOT Environment in a LPAR that is separate from the production LPAR and will consist of the following regions:

(i)	Reserved.

(ii)

CSG agrees to provide an IOT MIPS capacity as provided in Schedule F “Listing of Products and Services to be provided to Customer by CSG in consideration of the Monthly Active Subscriber Charge “FEES”, CSG SERVICES, Section I.C.  In the event ******** ******* *** *** **** ******** *** ********* ******* ***** *****: (1) ** ******* ** *** ***** ********** *** **** ***** ** ****** *** *** **** ******** ****** ***** may notify the other as provided herein and take subsequent  actions as provided herein; or (2) ** ******* ** ********** ************* ***** ** *** ******** (i.e., ******** *******) ***** ***** ** *** *** **** ** ****** *** *** **** ******** *** **** ******* ***** **** ********* ** ********** ******** **********, then: (a) at CSG’s discretion, Customer can exceed the IOT MIPS capacity *** ** ********** ****; or (b) if CSG does not elect option (a), the parties shall negotiate in good faith an amendment to bring to resolution, which may include incremental fees; provided that if the parties are unable to agree on any such amendment, Customer shall be invoiced and pay the fees as provided in Schedule F, however the foregoing shall not require CSG to provide additional IOT MIPS to Customer and in such event Customer shall not be required to pay additional fees.  In the event either Party notifies the other of a *** *********** ****** ************ ************ ** ******** ******* ***** ********* ********** *** **** ***********, CSG and Customer shall review the additional IOT MIPS utilization and, if **** ******** ** * ****** ** * *** ****** *********** ** ******** ******* *** ***** ******** ********** *** **** ******** ***** *** *** ******* *** ********* *** **** ***** and in the event CSG is unable to do so, CSG shall ******** *** *** **** ******** ***********.  In the event Customer reduces its usage of IOT MIPS, Customer shall not be entitled to any reduction in fees other than any fees payable for excess usage above the IOT MIPS capacity.

(iii)

CSG agrees to provide IOT direct access storage device capacity (“IOT DASD Capacity”) as provided in Schedule F “Listing of Products and Services to be provided to Customer by CSG in consideration of the Monthly Active Subscriber Charge “FEES”, CSG SERVICES, Section I.C. In the event ******** ******* *** *** **** ******** *** ********* ******* ***** *****: (1) ** ******* ** *** ***** ********** *** **** ***** ** ****** *** *** **** ******** ****** ***** may notify the other as provided herein and take subsequent actions as provided herein; or (2) ** ******* ** ********** ************* ***** ** *** ******** (i.e., ******** *******) ***** ***** ** *** **** ** ****** *** *** **** ******** *** **** ******* ***** **** ********* ** ********** ******** **********, then: (a) at CSG’s discretion, Customer can exceed the IOT DASD Capacity *** ** ********** ****; or (b) if CSG does not elect option (a), the parties shall negotiate in good faith an amendment to

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

bring to resolution, which may include incremental fees; provided that if the parties are unable to agree on any such amendment, Customer shall be invoiced and pay the fees as provided in Schedule F, however the foregoing shall not require CSG to provide additional IOT DASD to Customer and in such event Customer shall not be required to pay additional fees.  In the event either Party notifies the other of a *** *********** ****** ************ ************ ** ******** ******* ***** increases Customer’s IOT DASD utilization, CSG and Customer shall review the additional IOT DASD utilization and, if such ******** ** * ****** ** * *** ****** *********** ** ******** ******* *** ***** ******** ********** *** **** ******** ***** *** *** ******* *** ********* *** **** ***** and in the event CSG is unable to do so, CSG shall ******** *** *** **** ******** ***********.  In the event Customer reduces its usage of DASD, Customer shall not be entitled to any reduction in fees other than any fees payable for excess usage above the IOT DASD Capacity.

(iv)	QT04, QT05 and QT07 will be supported by CSG twenty four (24) hours per day, seven (7) days per week in accordance with the following:

(a)

CSG shall use the daily scheduled build process except as set forth below.  Real-time User Data File (“UDF”) and code table (“CTD”) builds will only be supported for production issue resolution or to prevent a delay in software implementation schedules.  CSG will not support more than *** real-time build on a single day.

(b)	Downsystem timeframes may vary, but CSG will use commercially reasonable efforts to complete upsystem before **** AM MT.

(c)	Code patches will be made available by CSG as soon as possible for issues found in testing.

(d)	Products, including but not limited to, CSG Vantage®, Reports Management System , and Daily Data Extracts will be supported by CSG as ******** * issues (as defined in Schedule I of the Agreement).

(e)	Forced cycles or other non-standard testing requirements will need to be submitted in a written test plan by Customer with a reasonable amount of notice for CSG to provide support.

(v)	CSG will support QT04, QT05 and QT07 in accordance with the following:

(a)

Real Time Builds:  Real time builds are available upon request.  Only one real time build per day can be accommodated.  Real time builds will be available ************* except on CSG-observed holidays, and as special exceptions are needed and requested by Customer.

(b)

Nightly Cycles:  Cycle shall occur ***** (*) **** per week  between **** AM and **** AM Mountain time unless there are technical issues in the test region.  CSG shall promptly notify Customer of any issues delaying the nightly cycle and work diligently to resolve any such issues.

(c)	Test Data: Maintaining test data will be the responsibility of Customer. Passers and macros will be performed by CSG at Customer’s request from time to time.

(d)

UDF Change Requests: UDF change request for test regions will be submitted by Customer in writing in the same process used for production.  No UDF, CTD, or billing code (“9XX”) changes will be made in test unless requested by Customer.

(e)	IOT Environment Issues: CSG shall work diligently to resolve any test region issues preventing Customer from completing transactions in that region. ****** updates will be

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

given to Customer by CSG regarding any issues involving the test region availability, unrelated to bundle release code.

(f)

Bundle Code Test Issues:  CSG will work diligently to resolve any test region issues arising from bundle code implementation.  CSG will update Customer on a timely basis on any bundle code-related test issues.

(g)

Supported Interfaces and Products:  Interfaces supported by CSG in the IOT Environment include Advanced Customer Service Representative, Check Verification (via check velocity), Credit Verification, Credit/Debit Card Processing, DDE, Exchange Message Interface /Service Level Agreement Dashboard, Exchange Message Interface Subsystem, Fleet Management– Event Notification downstream), Monetary Payment Gateway), Nagra ES (addressable controller), National Change of Address System  Link, Paper Statements, Pay-Per-View  Upload/Feedback, Sales Dashboard, CSG SmartLink® BOS (upstream), CSG Statement Express®, TOA (Customer product), CSG Vantage®, WildBlue [High Speed Data  service].  Additional interfaces can be added at Customer’s option.

(h)	Release Management: The CSG release management team will coordinate all aspects of implementing new product release code into Customer’s IOT Environment.

(i)

New Functionality:  The CSG SBU will meet, educate and prepare Customer for new release functionality that will be introduced in the pre-release code.  CSG will assist Customer with identifying impacted areas that could require testing, based on Customer’s objectives and business processes.  CSG will support Customer’s parameter changes for testing new customer packages, plans or services.  The foregoing shall not prevent CSG from implementing code as regularly scheduled.

(j)

On-going Maintenance:  CSG will maintain the IOT Environment with the new production pre-release code, including maintenance, issue report (“IR”) fixes, and updated production pre-release(s); the new production pre-release code will be implemented, as mutually agreed between CSG and Customer, prior to the production release date.  CSG will assist Customer with trouble shooting its processes as they relate to the IOT Environment.

(k)

Monitor IOT Environment:  CSG will monitor all system components to ensure they are operational (including CSG hardware, software, interfaces, and all application components) and system access is available.

(l)	On-going Project Management: CSG will provide on-going project management for activities with the IOT Environment.

(m)  MIPS and DASD Utilization:  CSG will provide a monthly report to Customer indicating the utilization of MIPS and DASD in the IOT Environment.

(vi)

Any support requested by Customer that is not included in paragraphs (iii) or (iv) above shall be requested in writing and provided by CSG at the standard rate for the Annual Support Hours set forth in Schedule F.

(vii)

The parties agree that in the event Customer’s active subscriber data increase by *% and CSG is required to make additional infrastructure investment in order to support the then current functionality, CSG shall notify Customer of the foregoing impact and resulting fees and the parties shall enter into a subsequent statement of work or amendment should Customer desire and CSG agree to provide the functionality for the active subscriber data increase

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ John W. Swieringa	By: /s/ Bret C. Griess
Name: John W. Swieringa	Name: Bret C. Griess
Title: EVP, Operations	Title: President + CEO
Date: 8-11-17	Date: 8-11-17